Exhibit 15.2

CONSENT OF QUALIFIED PERSON

I, Rodrigo Maureira, in connection with the annual report on Form 20-F for the year ended June 30, 2022 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Minera Escondida Limitada” (the “Technical Report Summary”), with an effective date of June 30, 2022, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•	the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333-100496, 333-141531 and 333-160636) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: August 17, 2022

/s/ Rodrigo Maureira
Name:	Rodrigo Maureira, MAusIMM
Title:	Senior Geologist
Minera Escondida Limitada

CONSENT OF QUALIFIED PERSON

I, Francisco Barrera, in connection with the annual report on Form 20-F for the year ended June 30, 2022 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Minera Escondida Limitada” (the “Technical Report Summary”), with an effective date of June 30, 2022, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•	the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333-100496, 333-141531 and 333-160636) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: August 18, 2022

/s/ Francisco Barrera
Name:	Francisco Barrera, MAusIMM
Title:	Superintendent Long Term Planning
Minera Escondida Limitada

CONSENT OF QUALIFIED PERSON

I, Andres Naranjo, in connection with the annual report on Form 20-F for the year ended June 30, 2022 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Minera Escondida Limitada” (the “Technical Report Summary”), with an effective date of June 30, 2022, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•	the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333- 100496, 333-141531 and 333-160636) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: August 17, 2022

/s/ Andres Naranjo
Name:	Andres Naranjo, MAusIMM
Title:	Superintendent Asset Resource Management Minera Escondida Limitada

CONSENT OF QUALIFIED PERSON

I, Andrés Salazar, in connection with the annual report on Form 20-F for the year ended June 30, 2022 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Minera Escondida Limitada” (the “Technical Report Summary”), with an effective date of June 30, 2022, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•	the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333- 100496, 333-141531 and 333-160636) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: August 17, 2022

/s/ Andrés Salazar
Name:	Andrés Salazar, MAusIMM
Title:	Senior Geologist
Minera Escondida Limitada

CONSENT OF QUALIFIED PERSON

I, Carlos Delgado, in connection with the annual report on Form 20-F for the year ended June 30, 2022 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Minera Escondida Limitada” (the “Technical Report Summary”), with an effective date of June 30, 2022, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•	the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333- 100496, 333-141531 and 333-160636) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: August 17, 2022
/s/ Carlos Delgado
Name:	Carlos Delgado, MAusIMM
Title:	Superintendent Geometallurgy
Minera Escondida Limitada

CONSENT OF QUALIFIED PERSON

I, Fernando Villegas, in connection with the annual report on Form 20-F for the year ended June 30, 2022 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Minera Escondida Limitada” (the “Technical Report Summary”), with an effective date of June 30, 2022, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•	the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333- 100496, 333-141531 and 333-160636) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: August 17, 2022
/s/ Mr. Fernando Villegas
Name:	Fernando Villegas, AusIMM REF:0087215
Title:	Asset Practice Lead – Geotechnical Hydrogeology & Tailings
Minera Escondida Limitada

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